GENERAL	12 Months Ended
Dec. 31, 2015
GENERAL [Abstract]
GENERAL
NOTE 1       -     GENERAL

Elbit Vision Systems Ltd. (the “Company”) is an Israeli corporation, which, together with its subsidiaries (the “Group”), is principally engaged in the design, development, manufacturing and marketing automatic vision inspection and quality monitoring systems, and rendering services related to those systems.

Elbit Vision Systems Inc. (“EVS Inc.”) incorporated in Delaware U.S.A. is wholly-owned subsidiary, engaged in the selling and marketing of the Company's products worldwide.

In September 2004, the Company completed the acquisition of the entire shareholding of ScanMaster Systems (IRT) Ltd. (“ScanMaster Ltd.”), an Israeli company and IRT ScanMaster System Inc. (“ScanMaster Inc.”), a new Hampshire corporation (collectively - “ScanMaster”).  ScanMaster is engaged in the development, manufacturing and marketing of equipment for the ultrasonic inspection of industrial parts and components for the automotive and transportation industries, the metal industry as well as applications for aircraft and jet engine inspection. During May 2010 the company sold all its shares in Scanmaster.

In 2009 the Company experienced significant difficulties in sales and incurred heavy losses that led the Company to sell its investment in ScanMaster Ltd. and the Assets and Liablities of ScanMaster Inc. The purchasers repay loan of $550 thousands in cash and undertook to repay the Company the sum of $675 thousands  in satisfaction of all remaining debt owed by ScanMaster Ltd. to the Company, over a period of 10 years in equal quarterly installments starting January 1, 2011.Following this Loan agreement , in 2012 the loan was reduced in $450 thousands.

In connection with the sale the Company restructured its debt with the Banks. Pursuant to the agreements the banks forgave part of the debt such that the Company's remaining debt is $1.6 million dollars over a period of 10 years started January 1, 2011.